UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 11, 2004


                             Pacific Capital Bancorp
             (Exact name of registrant as specified in its charter)

         California                       0-11113                95-3673456
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


 1021 Anacapa Street, Santa Barbara, CA                                  93101
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (805) 564-6405

Item 5.           Other Events

On May 11, the Registrant announced that Board of Directors of Pacific Capital Bancorp (NASDAQ: PCBC) had approved a 4-for-3 stock split in the form of a dividend to its common shareholders. The shares to be issued in the split are payable June 8, 2004 to shareholders of record on May 25, 2004.


Item 7(c)         Exhibits.

        Exhibit Number          Description of Exhibit
        --------------          ----------------------

        Pacific Capital Bancorp press release dated May 11, 2004



                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                    PACIFIC CAPITAL BANCORP

Date:  May 11, 2004                                 /s/ Donald Lafler
                                                    -----------------
                                                    Donald Lafler
                                                    Executive Vice President and
                                                    Chief Financial Officer






                                  EXHIBIT INDEX

Exhibit Number             Description of Exhibits
--------------             -----------------------

    99.1 Pacific Capital Bancorp press release dated May 11, 2004 announcing a 4-for-3 stock split.